DIRECTORS AND OFFICERS LIABILITY
                           INSURANCE POLICY

 THIS IS A "CLAIMS-FIRST-MADE" INSURANCE POLICY. PLEASE READ IT CAREFULLY.

Words and phrases which appear in all capital letters have the special meanings set forth in Section II Definitions



                              AEGIS

                    ASSOCIATED ELECTRIC & GAS
                   INSURANCE SERVICES LIMITED

                         HAMILTON, BERMUDA


                            DECLARATIONS

                                                    POLICY No. D0392BlA93

                                                    DECLARATIONS NO.     1


Item 1: This POLICY provides indemnification with respect to the DIRECTORS and OFFICERS of:

            IPALCO Enterprises, Inc.
            25 Monument Circle
            P. 0. Box 1595
            Indianapolis, IN 46206


Item 2:   POLICY PERIOD: from the 30th day of June, 1993, to the 1st day of
          June, 1994           both days at 12:01 A.M.      Standard Time
          at the address of the COMPANY

Item 3:   RETROACTIVE DATE: the 4th day of December, 1970   at 12:01 A.M.
          Standard Time at the address of the COMPANY


Item 4:   A. POLICY PREMIUM: $ 215,169.
          B. MINIMUM PREMIUM: $ 86,068.

Item 5:   Limits of Liability:
          A. $ 35,000,000 Each WRONGFUL ACT
          B. $ 35,000,000 Aggregate Limit of Liability for the POLICY
                          PERIOD

Item 6:   UNDERLYING LIMITS:
          This POLICY is written as primary insurance

          A. If this POLICY is written as Primary insurance with respect to insuring Agreement 1(A)(2) only:
             (1) $   200,000     Each WRONGFUL ACT not arising from NUCLEAR
                                 OPERATIONS
             (2) $ 1,000,000     Each WRONGFUL ACT arising from NUCLEAR
                                 OPERATIONS




                              (1 of 2)






                           DECLARATIONS
                            continued


                                                    POLICY NO. 0039281AS3

                                                    DECLARATIONS NO.     1



          B. If this POLICY is written as Excess Insurance:
             (1) (a) $ ---------------   Each WRONGFUL ACT
                 (b) $ ---------------   In the Aggregate for all WRONGFUL
                                         ACTS
             (2)     $ ---------------   Each WRONGFUL ACT not
                                         covered under Underlying Insurance
             (3) In the Event of Exhaustion of the UNDERLYING LIMIT stated
                 in Item 6(B)(1)(b)above with respect to Insuring Agreement I(A)(2) only:
                 (a) $ ---------------   Each WRONGFUL ACT not arising
                                         from NUCLEAR OPERATIONS
                 (b) $ ---------------   Each WRONGFUL ACT arising
                                         from NUCLEAR OPERATIONS

Item 7: Any notice to be provided or any payment to be made hereunder to the COMPANY shall be made to:

        NAME           Mr. Bruce H. Smith
        TITLE          Administrator, Risk Management
        ADDRESS        IPALCO Enterprises, Inc.
                       25 Monument Circle
                       P. 0. Box 1595
                       Indianapolis, IN 46206


Item 8: Any notice to be provided or any payment to be made hereunder to the INSURER shall be made to:

        NAME           Aegis Insurance Services, Inc.
        ADDRESS        Harborside Financial Center
                       700 Plaza Two
                       Jersey City, New Jersey 07311-3994



ENDORSEMENTS ATTACHED AT POLICY ISSUANCE: 1-3







Countersigned at Jersey City, New Jersey

on July 23, 1993

Aegis Insurance Services, Inc.


By  /s/ Karen Larson
       Authorized Representative


                             (2 of 2)




     POLICY OF DIRECTORS AND OFFICERS LIABILITY INSURANCE EFFECTED
       WITH ASSOCIATED ELECTRIC & GAS INSURANCE SERVICES LIMITED
                            HAMILTON, BERMUDA
                  (hereinafter referred to as the "POLICY")

  THIS IS A "CLAIMS-FIRST-MADE" INSURANCE POLICY. PLEASE READ IT CAREFULLY.

Words and phrases which appear in all capital letters have the special meanings set forth in Section II - Definitions.

In consideration of the payment of premium, and in reliance upon all statements made and information furnished to Associated Electric & Gas Insurance Services Limited (hereinafter referred to as the 'INSURER' by the Application attached hereto which is hereby made a part hereof, and subject to all the terms hereinafter provided, the INSURER agrees as follows:

I. INSURING AGREEMENT

   (A) Indemnity

       (1) The INSURER shall indemnify the DIRECTORS and OFFICERS for any and all sums which they shall become legally obligated to pay as ULTIMATE NET LOSS for which the COMPANY has not provided reimbursement, by reason of any WRONGFUL ACT which takes place during the COVERAGE PERIOD and is actually or allegedly caused, committed or attempted by the DIRECTORS or OFFICERS while acting in their respective capacities as DIRECTORS or OFFICERS, provided such ULTIMATE NET LOSS arises from a CLAIM first made against the DIRECTORS or OFFICERS during the POLICY PERIOD or during the DISCOVERY PERIOD, if purchased.

       (2) The INSURER shall indemnify the COMPANY for any and all sums required to reimburse it for ULTIMATE NET LOSS it has incurred, as required or permitted by applicable common or statutory law or under provisions of the COMPANY'S Charter or Bylaws effected pursuant to such law, to indemnify DIRECTORS or OFFICERS for ULTIMATE NET LOSS which they are legally obligated to pay by reason of any WRONGFUL ACT which takes place during the COVERAGE PERIOD and is actually or allegedly caused, committed or attempted by such DIRECTORS or OFFICERS while acting in their respective capacities as DIRECTORS or OFFICERS, provided the ULTIMATE NET LOSS arises from a CLAIM first made against the DIRECTORS or OFFICERS during the POLICY PERIOD or during the DISCOVERY PERIOD, if purchased.


   (B) Limits Of Liability

       (1) The INSURER shall only be liable hereunder for the amount of ULTIMATE NET LOSS in excess of the UNDERLYING LIMITS as stated in Item 8 of the Declarations as a result of each WRONGFUL ACT covered under Insuring Agreement I(A)(1) or I(A)(2) or both, and then only up to the Limit of Liability stated in Item 5A of the Declarations and further subject to the aggregate Limit of Liability stated in Item 5B of the Declarations as the maximum amount payable hereunder in the aggregate for all CLAIMS first made against the DIRECTORS or OFFICERS during both:

               (a) the POLICY PERIOD and

               (b) the DISCOVERY PERIOD, if purchased.

               Notwithstanding the foregoing, in the event that the INSURER cancels or refuses to renew this POLICY, and a DISCOVERY PERIOD extension is purchased by the COMPANY, then the aggregate Limit of Liability stated in Item 5B of the Declarations shall be reinstated but only with respect to CLAIMS first made against the DIRECTORS or OFFICERS during such DISCOVERY PERIOD.


                               (1 of 11)







       (2) Multiple CLAIMS arising out of the same WRONGFUL ACT, even if made against different DIRECTORS or OFFICERS, shall be deemed to be a single CLAIM arising from a single WRONGFUL ACT and to have been reported during the POLICY PERIOD or, if purchased, during the DISCOVERY PERIOD in which the first of such multiple CLAIMS is made against any of the DIRECTORS or OFFICERS. The Limits of Liability and UNDERLYING LIMITS, stated in Items 5 and 6 of the Declarations respectively, shall apply only once regardless of the number of CLAIMS arising out of the same WRONGFUL ACT. All interrelated acts shall be deemed to be a single WRONGFUL ACT.

       (3) The inclusion herein of more than one DIRECTOR or OFFICER, or the application of both Insuring Agreements I(A)(1) and l(A)(2), shall not operate to increase the INSURER'S Limits of Liability as stated in Item 5 of the Declarations.

       (4) With respect to ULTIMATE NET LOSS arising out of any WRONGFUL ACT in connection with service for a NOT-FOR-PROFIT ORGANIZATION as provided in Section 11 (E) (2), if:

               (a) such WRONGFUL ACT results in liability being imposed upon one or more DIRECTORS and OFFICERS under this POLICY and also upon directors and officers and general partners under any other directors and officers or general partner liability insurance policies issued by the INSURER to any organization; and

               (b) the total of the ULTIMATE NET LOSS under this POLICY and the ultimate net loss under such other policies issued by the INSURER equals or exceeds $35,000,000;

               the maximum amount payable by the INSURER under this POLICY in the aggregate for all ULTIMATE NET LOSS resulting from such WRONGFUL ACT shall be the lesser of the applicable Limit of Liability provided by this POLICY or the product of:

               (i) the applicable Limit of Liability provided by this POLICY divided by the total limits of liability per wrongful act applicable to such wrongful act under all policies issued by the INSURER: and

               (ii) $35,000,000.

               If the amount paid under this POLICY with respect to such WRONGFUL ACT exceeds the COMPANY'S proportionate share of the $35,000,000 as determined above, the COMPANY shall refund such excess to the INSURER promptly.


   (C) UNDERLYING LIMITS

       (1) If this POLICY is written as Primary Insurance with respect to Insuring Agreement I(A)(2), the UNDERLYING LIMIT for the COMPANY for each WRONGFUL ACT shall be as stated in Item 6A(l) of the Declarations, unless it is based upon, arises out of or is attributable to NUCLEAR OPERATIONS, in which event it shall be as stated in Item 6A(2) of the Declarations;

       (2)     If this POLICY is written as Excess Insurance:

               (a) with respect to Insuring Agreements I(A)(1) and I(A)(2), the UNDERLYING LIMIT for each WRONGFUL ACT shall be as stated in Item 6B(1)(a) of the Declarations and the maximum UNDERLYING LIMIT for all WRONGFUL ACTS shall be as stated in Item 6B(1)(b) of the Declarations;

               (b)  with respect to ULTIMATE NET LOSS covered hereunder:

                    (i) In the event of reduction of the underlying aggregate limit as stated in Item 6B(1)(b)), the UNDERLYING LIMIT shall be such reduced underlying aggregate limit; or

                    (ii) In the event of exhaustion of the underlying
                         aggregate limit as stated in Item 6B(1)(b)), the UNDERLYING LIMIT shall be as stated in Item 6B(3) of the Declarations;


                              (2 of  11)



               (c) with respect to any WRONGFUL ACT covered hereunder but not covered under such Underlying Insurance, the UNDERLYING LIMIT shall be as stated in Item 6B(2) of the Declarations; and

               (d) nothing herein shall make this POLICY subject to the terms and conditions of any Underlying Insurance.

       (3) Only payment of indemnity or defense expenses which, except for the amount thereof, would have been indemnifiable under this POLICY, may reduce or exhaust an UNDERLYING LIMIT.

       (4) In the event that both Insuring Agreement I(A)(1) and I(A)(2) are applicable to INDEMNITY and DEFENSE COST resulting from a WRONGFUL ACT then:

               (a) If this POLICY is written as Primary Insurance, the UNDERLYING LIMIT applicable to such WRONGFUL ACT shall be the UNDERLYING LIMIT stated in Item 6A of the Declarations; and

               (b) If this POLICY is written as Excess Insurance and the UNDERLYING LIMIT has been exhausted, the UNDERLYING LIMIT applicable to such WRONGFUL ACT shall be the UNDERLYING LIMIT stated in Item 6B(3);

                and there shall be no UNDERLYING LIMIT applicable with respect to coverage provided under Insuring Agreement I(A)(1).

       (5) The UNDERLYING LIMITS stated in Item 6 of the Declarations applicable to Insuring Agreement I(A)(2) shall apply to all INDEMNITY and/or DEFENSE COST for which indemnification of the DIRECTORS and/or OFFICERS by the COMPANY is legally permissible, whether or not such indemnification is granted by the COMPANY.



II. DEFINITIONS


    (A) CLAIM: The term 'CLAIM' shall mean:

        (1) any demand, suit or proceeding against any DIRECTORS and/or OFFICERS during the POLICY PERIOD or during the DISCOVERY PERIOD, if purchased, which seeks actual monetary damages or other relief and which may result in any DIRECTORS and/or OFFICERS becoming legally obligated to pay ULTIMATE NET LOSS by reason of any WRONGFUL ACT actually or allegedly caused, committed or attempted during the COVERAGE PERIOD by the DIRECTORS and/or OFFICERS while acting in their capacity as such; or

        (2) written notice to the INSURER during the POLICY PERIOD or during the DISCOVERY PERIOD, if purchased, by the DIRECTORS, OFFICERS and/or the COMPANY, describing with the specificity set forth in Condition (C) hereof, circumstances of which they are aware involving an identifiable WRONGFUL ACT actually or allegedly caused, committed or attempted during the COVERAGE PERIOD by the DIRECTORS and/or OFFICERS while acting in their capacity as such, which circumstances are likely to give rise to a demand, suit or proceeding being made against such DIRECTORS and/or OFFICERS.

               A CLAIM shall be deemed to be first made against a DIRECTOR or OFFICER at the earlier of the time at which a demand, suit or proceeding 13 first made against the DIRECTOR or OFFICER, as set forth in section (1) of this Definition or the time at which written notice is given to the INSURER, as set forth in section (2) of this Definition.

               Multiple demands or suits arising out of the same WRONGFUL ACT or interrelated acts shall be deemed to be a single 'CLAIM'.

    (B) COMPANY: The term 'COMPANY' shall mean the organization(s) named in
        Item 1 of the Declarations and, subject to Condition (A) hereof, any SUBSIDIARIES of such organization(s).

                              (3 of 11)



    (C) COVERAGE PERIOD: The term 'COVERAGE PERIOD' shall mean the period of time from the RETROACTIVE DATE to the termination of the POLICY PERIOD.

    (D) DEFENSE COST: The term 'DEFENSE COST' shall mean all expenses incurred by or on behalf of the DIRECTORS, OFFICERS or the COMPANY, where reimbursable under I(A)(2), in the investigation, negotiation, settlement and defense of any CLAIM except all salaries, wages and benefit expenses of DIRECTORS, OFFICERS or the COMPANY.

    (E) DIRECTOR and OFFICER: The terms 'DIRECTOR' and 'OFFICER' as used herein, either in the singular or plural, shall mean:

        (1) any person who was, is now, or shall be a director, officer or trustee of the COMPANY and any other employee of the COMPANY who may be acting in the capacity of a director, officer or trustee of the COMPANY with the express authorization of a director, officer or trustee of the COMPANY;

        (2) any director, officer or trustee of the COMPANY who is serving or has served at the specific request of the COMPANY
               as a director,                 officer or trustee of any
               outside NOT-FOR-PROFIT ORGANIZATION; or

        (3) the estates, heirs, legal representatives or assigns of deceased persons who were directors, officers or trustees of the COMPANY at the time the WRONGFUL ACTS upon which such CLAIMS were based were committed, and the legal representatives or assigns of directors, officers or trustees of the COMPANY in the event of their incompetency, insolvency or bankruptcy;

               provided, however, that the terms 'DIRECTOR' and 'OFFICER' shall not include a trustee appointed pursuant to Title 11, United States Code, or pursuant to the Securities Investor Protection Act, a receiver appointed for the benefit of creditors by Federal or State courts, as assignee for the benefit of creditors or similar fiduciary appointed under Federal or State laws for the protection of creditors or the relief of debtors.

    (F) DISCOVERY PERIOD: The term 'DISCOVERY PERIOD' shall mean the period of time set forth in Condition (L).

    (G) INDEMNITY: The term 'INDEMNITY' shall mean all sums which the DIRECTORS, OFFICERS or COMPANY, where reimbursable under I(A)(2), shall become legally obligated to pay as damages either by adjudication or compromise with the consent of the INSURER, after making proper deduction for the UNDERLYING LIMITS and all recoveries, salvages and other valid and collectible insurance.

    (H) INSURER: The term 'INSURER' shall mean Associated Electric & Gas Insurance Services Limited, Hamilton, Bermuda, a non-assessable mutual insurance company.

    (I) NOT-FOR-PROFIT ORGANIZATION: The term 'NOT-FOR-PROFIT ORGANIZATION' shall mean:

        (1) an organization, no part of the income or assets of which is distributable to its owners, stockholders or members and which is formed and operated for a purpose other than the pecuniary profit or financial gain of its owners, stockholders or members; or

        (2) a political action committee which is defined for these purposes as a separate segregated fund to be utilized for political purposes as described in the United States Federal Election Campaign Act (2 U.S.C. 44 1b(2)(C)).

    (J) NUCLEAR OPERATIONS: The term 'NUCLEAR OPERATIONS' shall mean the design, engineering, financing, construction, operation, maintenance, use, ownership, conversion or decommissioning of any 'nuclear facility' as defined in the Broad Form Nuclear Energy Liability Exclusion, which is endorsed hereto.

    (K) POLICY: The term 'POLICY' shall mean this insurance policy, including the Application, the Declarations and any endorsements issued by the INSURER to the organization first named in Item 1 of the Declarations for the POLICY PERIOD listed in Item 2 of the Declarations.

    (L) POLICY PERIOD: The term 'POLICY PERIOD' shall mean the period of time stated in Item 2 of the Declarations.



                                (4 of 11)





    (M) RETROACTIVE DATE: The term 'RETROACTIVE DATE' shall mean the date stated in Item 3 of the Declarations; provided, however, with respect to any WRONGFUL ACT actually or allegedly caused, committed or attempted by the DIRECTORS or OFFICERS of any SUBSIDIARY formed or acquired by the COMPANY or any of its SUBSIDIARIES after inception of the POLICY PERIOD of this POLICY, or after inception of any other policy issued by the INSURER to the COMPANY for a prior policy period, the term 'RETROACTIVE DATE' shall mean the date of such formation or acquisition.
.
    (N) SUBSIDIARIES: The term 'SUBSIDIARY' shall mean any entity more than fifty (50) percent of whose outstanding securities representing the present right to vote for election of directors are owned by the COMPANY and/or one or more of its 'SUBSIDIARIES'.

    (0) ULTIMATE NET LOSS: The term 'ULTIMATE NET LOSS' shall mean the total INDEMNITY and DEFENSE COST with respect to each WRONGFUL ACT to which this POLICY applies.

    (P) UNDERLYING LIMITS: The term 'UNDERLYING LIMITS' shall mean the amounts stated in Item 6 of the Declarations.

    (Q) WRONGFUL ACT: The term 'WRONGFUL ACT' shall mean any actual or alleged breach of duty, neglect, error, misstatement, misleading statement or omission actually or allegedly caused, committed or attempted by any DIRECTOR or OFFICER while acting individually or collectively in their capacity as such, or claimed against them solely by reason of their being DIRECTORS or OFFICERS.

        All such interrelated breaches of duty, neglects, errors, misstatements, misleading statements or omissions actually or allegedly caused, committed or attempted by or claimed against one or more of the DIRECTORS or OFFICERS shall be deemed to be a single 'WRONGFUL ACT'.


III. EXCLUSIONS

     The INSURER shall not be liable to make any payment for ULTIMATE NET LOSS arising from any CLAIM(S) made against any DIRECTOR or OFFICER:

    (A) (1) for any fines or penalties imposed in a criminal suit, action or proceeding;

        (2) for any fines or penalties imposed in conjunction with political contributions, payments, commissions or gratuities; or

        (3) for any other fines or penalties imposed by final adjudication of a court of competent jurisdiction or any agency or commission possessing quasi-judicial authority, or

        (4) where, at inception of the POLICY PERIOD, such DIRECTOR or OFFICER had knowledge of a fact or circumstance which was likely to give rise to such CLAIM(S) and which such DIRECTOR or OFFICER failed to disclose or misrepresented in the Application or in the process of preparation of the Application, other than in a Renewal Application; provided, however, that this exclusion shall not apply to such CLAIM(S) made against any DIRECTOR or OFFICER other than such DIRECTOR or OFFICER who failed to disclose or misrepresented such fact or circumstance; provided further that this exclusion shall not limit the INSURER'S right to exercise any remedy available to it with respect to such failure to disclose or misrepresentation other than the remedy provided for in this Exclusion.

    (B) with respect to Insuring Agreement I(A)(1) only:

        (1) based upon, arising out of or attributable to such DIRECTOR or OFFICER having gained any personal profit, advantage or remuneration to which such DIRECTOR or OFFICER was not legally entitled if.

               (a) a judgment or other final adjudication adverse to such
                    DIRECTOR or OFFICER establishes that he in fact gained such personal profit, advantage or remuneration; or

               (b) such DIRECTOR or OFFICER has entered into a settlement agreement to repay such personal profit, advantage or remuneration to the COMPANY;

                                 (5 of 11)






        (2) for an accounting of profits made from the purchase or sale by such DIRECTOR or OFFICER of securities of the COMPANY within the meaning of Section 18(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any other federal or state statutory or common law;

        (3) brought about or contributed to by the dishonest, fraudulent, criminal or malicious act or omission of such DIRECTOR or OFFICER if a final adjudication establishes that acts of active and deliberate dishonesty were committed or attempted with actual dishonest purpose and intent and were material to the cause of action so adjudicated; or

        (4)    where such payment would be contrary to applicable law.

    (C) for bodily injury, mental anguish, mental illness, emotional upset, sickness or disease sustained by any person, death of any person or for physical injury to or destruction of tangible property or the loss of use thereof.

    (D) for injury based upon, arising out of or attributable to:

        (1) false arrest, wrongful detention or wrongful imprisonment or malicious prosecution;

        (2) wrongful entry, wrongful eviction or other invasion of the right of private occupancy;

        (3)    discrimination or sexual harassment;

        (4)    publication or utterance:

               (a) of a libel or slander or other defamatory or disparaging material; or

               (b)  in violation of an individual's right of privacy; or

        (5) with respect to the COMPANY'S advertising activities: piracy, plagiarism, unfair competition, idea misappropriation under implied contract, or infringement of copyright, title, slogan, registered trademark, service mark, or trade name.

    (E) based upon, arising out of or attributable to the violation of any responsibility, obligation or duty imposed upon fiduciaries by the Employee Retirement Income Security Act of 1974 or amendments thereto or by similar common or statutory law of the United States of America or any state or other jurisdiction therein.

    (F) based upon, arising out of or attributable to:

        (1)    the rendering of advice with respect to;

        (2)    the interpreting of; or

        (3) the handling of records in connection with the enrollment, termination or cancellation of employees under the COMPANY'S group life insurance, group accident or health insurance, pension plans, employee stock subscription plans, workers' compensation, unemployment insurance, social security, disability benefits and any other employee benefit programs.

    (G) based upon, arising out of or attributable to any failure or omission on the part of the DIRECTORS, OFFICERS and/or the COMPANY to effect and maintain insurance(s) of the type and amount which is customary with companies in the same or similar business.

    (H) (1) arising from any circumstances, written notice of which has been given under any policy or any DISCOVERY PERIOD thereof, which policy expired prior to or upon the inception of this POLICY; or

        (2) which is one of a number of CLAIMS arising out of the same WRONGFUL ACT, if any CLAIM of such multiple CLAIMS was made against the DIRECTORS or OFFICERS during any policy or any DISCOVERY PERIOD thereof, which policy expired prior to or upon the inception of this POLICY.

                             (6 of 11)




    (I) If any other policy or policies also afford(s) coverage in whole or in part for such CLAIM(S); except, this exclusion shall not apply:

        (1) to the amount of ULTIMATE NET LOSS with respect to such CLAIMS) which is in excess of the limit of liability of such other policy or policies and any applicable deductible or retention thereunder; or

        (2) with respect to coverage afforded such CLAIM(S) by any other policy or policies purchased or issued specifically as insurance underlying or in excess of the coverage afforded under this POLICY;

               provided always that nothing herein shall be construed to cause this POLICY to contribute with any other policy or policies or to make this POLICY subject to any of the terms of any other policy or policies.

    (J) for any WRONGFUL ACT which took place in whole or in part prior to the RETROACTIVE DATE.

    (K) by, on behalf of, in the right of, at the request of, or for the benefit of, any security holder of the COMPANY, any DIRECTOR or OFFICER, or the COMPANY, unless such CLAIM is:

        (1) made derivatively by any shareholder of the COMPANY for the benefit of the COMPANY and such shareholder is:

              (a)  acting totally independent of, and totally without the suggestion, solicitation, direction, assistance, participation or intervention of, any DIRECTOR or OFFICER, the COMPANY, or any affiliate of the COMPANY; and

              (b)  not an affiliate of the COMPANY nor any entity within the definition of the term 'COMPANY'; or

        (2)   made non-derivatively by a security holder who is not:

              (a) a DIRECTOR or OFFICER; or

              (b) an affiliate of the COMPANY or any entity within the
                    definition of the term 'COMPANY'; or

        (3) made non-derivatively by an OFFICER acting totally independent of, and totally without the suggestion, solicitation, direction, assistance, participation or intervention of, any other DIRECTOR or OFFICER, the COMPANY, or any affiliate of the COMPANY and (subject to all the other exclusions and POLICY provisions) arising from the wrongful termination of that OFFICER.

    (L) where such CLAIM(S)) arise out of such DIRECTOR'S or OFFICER'S activities as a director, officer or trustee of any entity other than:

        (1)    the COMPANY; or

        (2)    any outside NOT-FOR-PROFIT ORGANIZATION as provided in
               Section II(E)(2).


IV. CONDITIONS

    (A) Acquisition, Merger and Dissolution

        (1) If, after inception of the POLICY PERIOD, the COMPANY or any of its SUBSIDIARIES forms or acquires any SUBSIDIARY, the COMPANY shall report such formation or acquisition within sixty (6O) days thereafter and, if so reported, upon payment of an additional premium and upon terms as may be required by the INSURER, coverage shall be provided for the DIRECTORS and OFFICERS of such newly formed or acquired SUBSIDIARY from the date of its formation or acquisition respectively, but only with respect to WRONGFUL ACTS actually or allegedly caused, committed or attempted during that part of the POLICY PERIOD which is subsequent to the formation or acquisition.

                              (7 of 11)




        (2) If, prior to or after inception of the POLICY PERIOD, the COMPANY or any of its SUBSIDIARIES is or has been acquired by or merged with any other entity, or is or has been dissolved, coverage under this POLICY shall continue for the POLICY PERIOD but only for DIRECTORS and OFFICERS of the COMPANY or its SUBSIDIARIES who were serving as such prior to such acquisition, merger or dissolution and only with respect to WRONGFUL ACTS actually or allegedly caused, committed or attempted during that part of the COVERAGE PERIOD which is prior to such acquisition, merger or dissolution.

    (B) Non-Duplication of Limits

        To avoid the duplication of the INSURER'S Limits of Liability stated in Item 5 of the Declarations, the DIRECTORS, OFFICERS and COMPANY agree that:

        (1) In the event the INSURER provides INDEMNITY or DEFENSE COSTS for any WRONGFUL ACT under this POLICY, neither the DIRECTORS, OFFICERS nor the COMPANY shall have any right to additional INDEMNITY or DEFENSE COSTS for such WRONGFUL ACT under any other policy issued by the INSURER to the DIRECTORS, OFFICERS or COMPANY that otherwise would apply to such WRONGFUL ACT; and

        (2) In the event the INSURER provides INDEMNITY or DEFENSE COSTS for any WRONGFUL ACT under any policy issued by the INSURER to the DIRECTORS, OFFICERS, or COMPANY, neither the DIRECTORS, OFFICERS nor the COMPANY shall have any right to additional INDEMNITY or DEFENSE COSTS for such WRONGFUL ACT under this POLICY.

    (C) Notice of Claim

        As a condition precedent to any rights under this POLICY, the DIRECTORS, OFFICERS and/or the COMPANY, shall give written notice to the INSURER as soon as practicable of any CLAIM, which notice shall include the nature of the WRONGFUL ACT, the alleged injury, the names of the claimants, and the manner in which the DIRECTOR, OFFICER or COMPANY first became aware of the CLAIM, and shall cooperate with the INSURER and give such additional information as the INSURER may reasonably require.

        The Application or any information contained therein for this POLICY shall not constitute a notice of CLAIM.

    (D) Cooperation and Settlements

        In the event of any WRONGFUL ACT which may involve this POLICY, the DIRECTORS, OFFICERS or COMPANY without prejudice as to liability, may proceed immediately with settlements which in their aggregate do not exceed the UNDERLYING LIMITS. The COMPANY shall notify the INSURER of any such settlements made.

        The INSURER shall not be called upon to assume charge of the investigation, settlement or defense of any demand, suit or proceeding, but the INSURER shall have the right and shall be given the opportunity to associate with the DIRECTORS, OFFICERS and COMPANY or any underlying insurer, or both, in the investigation, settlement, defense and control of any demand, suit or proceeding relative to any WRONGFUL ACT where the demand, suit or proceeding involves or may involve the INSURER. At all times, the DIRECTORS, OFFICERS and COMPANY and the INSURER shall cooperate in the investigation, settlement and defense of such demand, suit or proceeding.

        The DIRECTORS, OFFICERS and COMPANY and their underlying insurer(s) shall, at all times, use diligence and prudence in the investigation, settlement and defense of demands, suits or other proceedings.

    (E) Appeals

        In the event that the DIRECTORS, OFFICERS, COMPANY or any underlying insurer elects not to appeal a judgment in excess of the UNDERLYING LIMITS, the INSURER may elect to conduct such appeal at its own cost and expense and shall be liable for any taxable court costs and interest incidental thereto, but in no event shall the total liability of the INSURER, exclusive of the cost and expense of appeal exceed its Limits of Liability stated in Item 5 of the Declarations.


                              (8 of 11)




    (F) Subrogation

        In the event of any payment under this POLICY, the INSURER shall be subrogated to the extent of such payment to all rights of recovery thereof, and the DIRECTORS, OFFICERS and COMPANY shall execute all papers required and shall do everything that may be necessary to enable the INSURER to bring suit in the name of the DIRECTORS, OFFICERS or COMPANY.

    (G) Bankruptcy or Insolvency

        Bankruptcy or insolvency of the COMPANY shall not relieve the INSURER of any of its obligations hereunder.

    (H) Uncollectibility of Underlying Insurance

        Notwithstanding any of the terms of this POLICY which might be construed otherwise, if this POLICY is written as excess over any Underlying Insurance, it shall drop down only in the event of reduction or exhaustion of any aggregate limits contained in such Underlying Insurance and shall not drop down for any other reason including, but not limited to, uncollectibility (in whole or in part) because of the financial impairment or insolvency of an underlying insurer. The risk of uncollectibility of such Underlying Insurance (in whole or in part) whether because of financial impairment or insolvency of an underlying insurer or for any other reason, is expressly retained by the DIRECTORS, OFFICERS and the COMPANY and is not in any way or under any circumstances insured or assumed by the INSURER.

    (I) Maintenance of UNDERLYING LIMITS

        If this POLICY is written as Excess Insurance, it is a condition of this POLICY that any UNDERLYING LIMITS stated in Item 6 of the Declarations shall be maintained in full force and effect, except for reduction or exhaustion of any underlying aggregate limits of liability, during the currency of this POLICY. Failure of the COMPANY to comply with the foregoing shall not invalidate this POLICY but in the event of such failure, without the agreement of the INSURER, the INSURER shall only be liable to the same extent as it would have been had the COMPANY compiled with this Condition.

    (J) Changes and Assignment

        The terms of this POLICY shall not be waived or changed, nor shall an assignment of interest be binding, except by an endorsement to this POLICY issued by the INSURER.

    (K) Outside NOT-FOR-PROFIT ORGANIZATION

        If any DIRECTOR or OFFICER is serving or has served at the specific request of the COMPANY as a DIRECTOR or OFFICER of an outside NOT-FOR-PROFIT ORGANIZATION, the coverage afforded by this POLICY:

        (1) shall be specifically excess of any other indemnity or insurance available to such DIRECTOR or OFFICER by reason of such service; and

        (2) shall not be construed to extend to the outside NOT-FOR-PROFIT ORGANIZATION in which the DIRECTOR or OFFICER is serving or has served, nor to any other director, officer or employee of such outside NOT-FOR-PROFIT ORGANIZATION.

    (L) DISCOVERY PERIOD

        (1) In the event of cancellation or nonrenewal of this POLICY by the INSURER, the COMPANY shall have the right, upon execution of a warranty that all known CLAIMS and facts or circumstances likely to give rise to a CLAIM have been reported to the INSURER and payment of an additional premium to be determined by the INSURER which shall not exceed two hundred (200) percent of the Policy Premium stated in Item 4 of the Declarations, to an extension of the coverage afforded by this POLICY with respect to any CLAIM first made against any DIRECTOR or, OFFICER during the period of twelve
               (12) months after the effective date of such cancellation or nonrenewal, but only with respect to any WRONGFUL ACT committed during the COVERAGE PERIOD. This right of extension shall terminate unless written notice of such election is received by the INSURER within thirty (30) days after the effective date of cancellation or nonrenewal.

                            (9 of 11)




               The offer by the INSURER of renewal on terms, conditions or premiums different from those in effect during the POLICY PERIOD shall not constitute cancellation or refusal to renew this POLICY.

        (2) In the event of cancellation or nonrenewal of this POLICY by the COMPANY, the COMPANY shall have the right upon payment of an additional premium, which shall not exceed one hundred
               (100) percent of the Policy Premium stated in Item 4 of the Declarations, to an extension of coverage afforded by this POLICY with respect to any CLAIM first made against any DIRECTOR or OFFICER during the period of twelve (12) months after the effective date of such cancellation or nonrenewal, but only with respect to any WRONGFUL ACT during the COVERAGE PERIOD. This right of extension shall terminate unless written notice of such election is received by the INSURER within thirty (30) days after the effective date of cancellation or nonrenewal.

        (3) In the event of renewal an terms and conditions different from those in effect during the POLICY PERIOD, the COMPANY shall have the right, upon execution of a warranty that all known CLAIMS and facts or circumstances likely to give rise to a CLAIM have been reported to the INSURER and payment of an additional premium to be determined by the INSURER which shall not exceed two hundred (200) percent of the Policy Premium stated in Item 4 of the Declarations, to an extension of the original terms and conditions with respect to any CLAIM first made against any DIRECTOR or OFFICER during the period of twelve (12) months after the effective date of renewal, but only with respect to any WRONGFUL ACT committed during the COVERAGE PERIOD and not covered by the renewal terms and conditions. This right of extension shall terminate unless written notice of such election is received by the INSURER within thirty (30) days after the effective date of renewal.

    (M) Cancellation

        This  POLICY may be cancelled:

        (1) at any time by the COMPANY by mailing written notice to the INSURER stating when thereafter cancellation shall be effective; or

        (2) at any time by the INSURER by mailing written notice to the COMPANY stating when, not less than ninety (90) days from the date such notice was mailed, cancellation shall be effective, except in the event of cancellation for nonpayment of premiums, such cancellation shall be effective ten (10) days after the date notice thereof is mailed.

        The proof of mailing of notice to the address of the COMPANY stated in Item 7 of the Declarations or the address of the INSURER stated in Item 8 of the Declarations shall be sufficient proof of notice and the insurance under this POLICY shall end on the effective date and hour of cancellation stated in the notice. Delivery of such notice either by the COMPANY or by the INSURER shall be equivalent to mailing.

        With respect to all cancellations, the premium earned and retained by the INSURER shall be the sum of (a) the Minimum Premium stated in Item 4B of the Declarations plus (b) the pro-rata proportion, for the period this POLICY has been in force, of the difference between (1) the Policy Premium stated in Item 4A of the Declarations and (11) the Minimum Premium stated in Item 4B of the Declarations.

        The offer by the INSURER of renewal an terms, conditions or premiums different from those in effect during the POLICY PERIOD shall not constitute cancellation or refusal to renew this POLICY.

    (N) Currency

        All amounts stated herein are expressed in United States Dollars and all amounts payable hereunder are payable in United States Dollars.

    (0) Sale Agent

        The COMPANY first named in Item 1 of the Declarations shall be deemed the sole agent of each DIRECTOR and OFFICER for the purpose of requesting any endorsement to this POLICY, making premium payments and adjustments, receipting for payments of INDEMNITY and receiving notifications, including notice of cancellation from the INSURER.

                               (10 of 11)





    (P) Acts, Omissions or Warranties

        The acts, omissions or warranties of any DIRECTOR or OFFICER shall not be imputed to any other DIRECTOR or OFFICER with respect to the coverages applicable under this POLICY.


    (Q) Arbitration and Service of Suit

        Any controversy or dispute arising out of or relating to an interpretation or breach of this POLICY, shall be settled by binding arbitration in accordance with the Rules of the American Arbitration Association and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereover. The arbitration process shall be governed by and conducted in accordance with the laws of the State of Now York. The terms of this POLICY are to be construed in an evenhanded fashion as between the DIRECTORS, OFFICERS or COMPANY and the INSURER in accordance with the laws of the jurisdiction in which the situation forming the basis for this controversy arose. Where the language of this POLICY is deemed to be ambiguous or otherwise unclear, the issue shall be resolved in a manner most consistent with the relevant terms of the POLICY without regard to authorship of the language and without any presumption or arbitrary interpretation or construction in favor of either the DIRECTORS, OFFICERS or COMPANY or the INSURER. in reaching any decision the arbitrators shall give due consideration for the customs and usages of the insurance industry.

        In the event of a judgment entered against the INSURER on an arbitration award, the INSURER at the request of the DIRECTORS, OFFICERS or COMPANY, shall submit to the jurisdiction of any court of competent jurisdiction within the United States of America, and shall comply with all requirements necessary to give such court jurisdiction and all matters relating to such judgment and its enforcement shall be determined in accordance with the law and practice of such court.

        Service of process in such suit or any other suit against the INSURER, may be made upon Messrs. LeBoeuf, Lamb, Leiby & MacRae, 125 West 55th Street, New York, New York 10019, and, in any suit instituted against it under this POLICY, the INSURER will abide by the final decision of such court or of any appellate court in the event of any appeal.

        Messrs. LeBoeuf, Lamb, Leiby & MacRae are authorized and directed to accept service of process on behalf of the INSURER in any such suit and, upon the DIRECTORS, OFFICERS or 'COMPANY'S request, to give a written undertaking to the DIRECTORS, OFFICERS or COMPANY that they will enter a general appearance on the INSURER'S behalf in the event such suit is instituted.


    (R) Severability

        In the event that any provision of this POLICY shall be declared or deemed to be invalid or unenforceable under any applicable law, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining portion of this POLICY.


    (S)  Non-assessability

        The COMPANY (and, accordingly, any DIRECTOR or OFFICER for whom the COMPANY acts as agent) shall only be liable under this POLICY for the premium stated in Item 4 of the Declarations. Neither the COMPANY nor any DIRECTOR or OFFICER for whom the COMPANY acts as agent shall be subject to any contingent liability or be required to pay any dues or assessments in addition to the premium described above.

        IN WITNESS WHEREOF, Associated Electric & Gas Insurance Services Limited has caused this POLICY to be signed by its Chairman at Hamilton, Bermuda. However, this POLICY shall not be binding upon the INSURER unless countersigned on the Declaration Page by a duly authorized representative of the INSURER.


                                              /s/ Robert R. Fortune
                                                Robert R. Fortune, Chairman

                          (11 of 11)










            ASSOCIATED ELECTRIC & GAS INSURANCE SERVICES LIMITED



Endorsement No.            1              Effective Date of Endorsement
June 30, 1993

Attached to and forming part of POLICY No.        D0392B1A93

COMPANY                        IPALCO Enterprises, Inc.

It is understood and agreed that this POLICY is hereby amended as indicated. All other terms and conditions of this POLICY remain unchanged.



               NUCLEAR ENERGY LIABILITY EXCLUSION (BROAD FORM)

It is agreed that:

I.   This POLICY does not apply:

     (A) Under any Liability Coverage, to bodily injury or property damage:

         (1) with respect to which the DIRECTORS, OFFICERS or COMPANY under this POLICY is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters, Nuclear Insurance Association of Canada or any of their successors, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

         (2) resulting from hazardous properties of nuclear material and with respect to which (a) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or
              (b) the DIRECTORS, OFFICERS or COMPANY is, or had this POLICY not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

     (B) Under any Medical Payments Coverage, or under any Supplementary Payments provision relating to immediate medical or surgical relief, to expenses incurred with respect to bodily injury resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

     (C) Under any Liability Coverage, to bodily injury or property damage resulting from the hazardous properties of nuclear material if:

         (1) the nuclear material (a) is at any nuclear facility owned by, or operated by or on behalf of the COMPANY or (b) has been discharged or dispersed therefrom;

         (2) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, sorted, transported or disposed of by or on behalf of the COMPANY; or

         (3) the bodily injury or property damage arises out of the furnishing by the COMPANY of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories or possessions or Canada, this exclusion (3) applies only to property damage to such nuclear facility and any property thereat.



                            (1 of 2)









II.  As used in this endorsement:

     hazardous properties include radioactive, toxic or explosive properties;

     nuclear material means source material, special nuclear material or byproduct material;

     source material, special nuclear material and byproduct material have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof;

     spent fuel means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor;

     waste means any waste material (1) containing byproduct material other than the tailings or wastes produced by the extraction or concentration of uranium or thorium from any ore processed primarily for its source material content, and (2) resulting from the operation by any person or organization of any nuclear facility included under the first two paragraphs of the definition of nuclear facility;

     nuclear facility means:

     (a)  any nuclear reactor,

     (b) any equipment or device designed or used for (i) separating the isotopes of uranium or plutonium, (ii) processing or utilizing spent fuel, or (iii) handling, processing or packing waste,

     (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the COMPANY at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof; or more than 250 grams of uranium 235, or

     (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste,

     and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations;

     nuclear reactor means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;

     property damage includes all forms of radioactive contamination of property.













      /s/ Karen Larson
   Signature of Authorized Representative



                              (2 of 2)








         ASSOCIATED ELECTRIC & GAS INSURANCE SERVICES LIMITED


Endorsement No.          2             Effective Date of Endorsement June
30, 1993

Attached to and forming part of POLICY No.  D0392B1A93

COMPANY                    IPALCO Enterprises, Inc.

It is understood and agreed that this POLICY is hereby amended as indicated. All other terms and conditions of this POLICY remain unchanged.








          DELETION OF FAILURE TO MAINTAIN INSURANCE EXCLUSION


Section III, EXCLUSIONS (G) Failure to Maintain Insurance Exclusion, is deleted in its entirety.





























   /s/ Karen Larson

 Signature of Authorized Representative



                             (1 of 1)









         ASSOCIATED ELECTRIC & GAS INSURANCE SERVICES LIMITED


Endorsement No.            3              Effective Date of Endorsement
June 30, 1993

Attached to and forming part of POLICY No.       D0392B1A93

COMPANY                       IPALCO Enterprises, Inc.

It is understood and agreed that this POLICY is hereby amended as indicated. All other terms and conditions of this POLICY remain unchanged.





          OUTSIDE POSITION COVERAGE - FOR-PROFIT ORGANIZATIONS


I. Definition (E) DIRECTOR and OFFICER is amended to include the following:

     (4) (a) any director, officer or trustee of the COMPANY who is named in attachment OPC-FP1 and who is serving at the specific written request of the COMPANY in the position of a director, officer or trustee of the outside FOR-PROFIT ORGANIZATION, which position and FOR-PROFIT ORGANIZATION are named in attachment OPC-FP1, while such director, officer or trustee is acting in such capacity; and

         (b) any present or former director, officer or trustee of the COMPANY who has served at the specific written request of the COMPANY in the position of a director, officer or trustee of an outside FOR-PROFIT ORGANIZATION in respect to WRONGFUL ACTS committed while such directors, officers or trustee is acting in such capacity; provided, however, that such director, officer or trustee, such outside FOR-PROFIT ORGANIZATION and such position were named in an endorsement (similar to this Endorsement) to the Directors' and Officers' Policy of the INSURER in force at the time at which such director, officer or trustee was acting in such capacity.


II.  The following Definition is added to the POLICY:

     (R) FOR-PROFIT ORGANIZATION: The term 'FOR-PROFIT ORGANIZATION' shall mean an organization other than a NOT-FOR-PROFIT ORGANIZATION.


III. Exclusion (L) is hereby deleted in its entirety and replaced with the following:

     (L) where such CLAIM(S) arises out of such DIRECTOR'S or OFFICER'S activities as a director, officer or trustee of any entity other than:

          (1) the COMPANY; or

          (2) any outside NOT-FOR PROFIT ORGANIZATION as provided in
              Section II(E)(2); or

          (3) any outside FOR-PROFIT ORGANIZATION as provided in an OUTSIDE POSITION COVERAGE - FOR-PROFIT ORGANIZATIONS Endorsement.







                            (1 of 2)








           OUTSIDE POSITION COVERAGE - FOR-PROFIT ORGANIZATIONS


IV. Notwithstanding any other provision of the POLICY to the contrary, the insurance provided by this Endorsement is specifically in excess of and shall not contribute with any indemnification or insurance provided by an outside FOR-PROFIT ORGANIZATION, to any DIRECTOR or OFFICER of the COMPANY.

     Under no circumstances shall the insurance provided by this Endorsement apply to:

     (1) any director, officer or trustee of the outside FOR-PROFIT ORGANIZATION who is not a DIRECTOR or OFFICER of the COMPANY and who is not named in attachment OPC-FP1; or

     (2)  the outside FOR-PROFIT ORGANIZATION


V. The Limits of Liability stated in Item 5 of the Declarations and the UNDERLYING LIMITS stated in Item 6 of the Declarations shall apply unless a specific Limit of Liability or UNDERLYING LIMIT is stated below:



         $   - - - - - - - - - -    Each WRONGFUL ACT

         $   - - - - - - - - - -    In the aggregate for all WRONGFUL ACTS

         $   - - - - - - - - - -    Each WRONGFUL ACT not covered under
                                    Underlying Insurance















   /s/ Karen Larson

  Signature of Authorized Representative



                              (2 of 2)








       ASSOCIATED ELECTRIC & GAS INSURANCE SERVICES LIMITED



Attachment OPC-FP1 to Endorsement No.  3      Effective Date of Endorsement
June 30, 1993

Attached to and forming part of POLICY No.  D0392B1A93

COMPANY                    IPALCO Enterprises, Inc.

Name, FOR-PROFIT ORGANIZATION and position of each director, officer or
trustee of the COMPANY covered under Endorsement No.         3


 NAME                    FOR-PROFIT ORGANIZATION             POSITION

 J. R. Hodowal           Tecumseh Coal Corporation           Director
 Dan Fitzgibbon          Evergreen Media Corporation         Director
 R. L. Humke             Tecumseh Coal Corporation           Director






























                               (1 of 1)
























                                   AEGIS

                         ASSOCIATED ELECTRIC & GAS
                        INSURANCE SERVICES LIMITED

                             HAMILTON, BERMUDA






                 DIRECTORS & OFFICERS LIABILITY INSURANCE
                            RENEWAL APPLICATION


          THIS IS AN APPLICATION FOR A CLAIMS-FIRST-MADE POLICY. ATTACHED HERETO IS A SPECIMEN POLICY. PLEASE READ THE SPECIMEN POLICY CAREFULLY. THIS POLICY PROVIDES COVERAGE WHICH MAY BE DIFFERENT FROM THAT PROVIDED BY OTHER POLICIES. THIS POLICY ALSO DOES PROVIDE FOR MANDATORY ARBITRATION OF ALL DISPUTES WHICH MAY ARISE UNDER THE POLICY. A LONG FORM APPLICATION IS REQUIRED FOR INCREASED LIMITS OR A REDUCED ATTACHMENT POINT.





             IPALCO ENTERPRISES, INC., and Subsidiaries, et al
                            NAME OF CORPORATION

                          25 Monument Circle
                           PRINCIPAL ADDRESS

                        Indianapolis, IN  46204
                         CITY, STATE, ZIP CODE

                                  Indiana
                          STATE OF INCORPORATION

                           September 14, 1983
                          DATE OF INCORPORATION

                              35-1575582
                     FEDERAL INCOME TAX I.D. NUMBER


                                 (1 of 5)


1. Coverage Requested:
 a. Limit of Insurance - Each Wrongful Act/Aggregate: $ 35,000,000
 b. Underlying Limits - Each Wrongful Act:

     Corporate Reimbursement: I. Nuclear     $ -0-          (Minimum $200,000)

                             II. Non-Nuclear $200,000       (Minimum $200,000)


 c. Policy inception - 12:01 A.M. Standard Time on: June 1, 1993
 d. Retroactive date - 12:01 A.M. Standard Time on: December 4, 1970
 e. Are nuclear operations to be covered?    Yes (   )    No (XXX)

 If yes, provide the following information as to each nuclear facility.

                                       Status:
  Facility                            Under Construction         Ownership
    Name                              Operating or Other          Interest
- ------------------------------------------------------------------------
- ------------------------------------------------------------------------
- ------------------------------------------------------------------------
- ------------------------------------------------------------------------
- ------------------------------------------------------------------------


  Provide brief answers with cross-reference to 10-K etc., for complete information.


2. Stock Ownership (Corporation):

  Name and percentage of holdings of any shareholder who owns 5% or more of the common shares directly or beneficially:
    IPALCO Employees' Thrift Plan - 8 36%           As of: January 31, 1993
    ---------------------------------------                ----------------


3. Name and Title of individual to whom notice and all communications are to be given.
  Name:       Bruce H Smith
  Title:      Administrator, Risk Management
  Company:    Indianapolis Power & Light Company
  Address:    25 Monument Circle          P.0. Box 1595, Indianapolis , IN
46206
  Telephone:  317 / 261-8121
  FAX number: 317 / 630-5642



                                 (2 of 5)


4. Subsidiaries: See Attachment A

 List all subsidiary companies and include the following information
    (attach a separate sheet if necessary}:

 Firm              Business or Type            Percentage       Year Acquired
 Name                of Operation                Owned            or Created
- ------------------------------------------------------------------------
- ------------------------------------------------------------------------
- ------------------------------------------------------------------------
- ------------------------------------------------------------------------
- ------------------------------------------------------------------------


5. Director or Officer Positions:

 NOTE: Coverage for positions with outside for-profit organizations is extended only if specifically requested. This coverage is provided by endorsement.

        Coverage for positions with outside not-for-profit organizations is provided as defined in the Policy. Coverage for employees serving at the specific request of the Company, on not-for-profit organizations as a director, officer or trustee must be specifically requested and is provided by endorsement.

 a. Is coverage requested for outside for-profit director, officer. or trustee positions held by directors or officers of the Corporation
    and/or subsidiary?                        Yes (XXX) No (   )

    If the answer is yes, list the directors and officers and their outside for-profit positions for which coverage is requested:

                                                  Outside Organization
                            ---------------------------------------------------------
  Name of Director          Name of               Name of Business or       Position Held
  or Officer                Organizations         Type of Operation
- ----------------------------------------------------------------------------------
  John R. Hodowal           Tecumseh Coal         Coal and Oil              Director
                              Corporation           Mining
- ----------------------------------------------------------------------------------
  Ramon L. Humke            Tecumseh Coal         Coal and Oil              Director
                              Corporation           Mining
- ----------------------------------------------------------------------------------
  Daniel H. FitzGibbon      Evergreen Media       Radio Station             Director
                              Corporation
- ----------------------------------------------------------------------------------


 b. Is coverage requested for outside not-for-profit director, officer, or trustee positions, as defined by the Policy, held by an employee of the Corporation and/or subsidiary?
                                                         Yes (XXX) No (   )

                                 (3 of 5)

6. Corporate Changes:

 a. Has the Corporation publicly revealed that it now has or within the past or next 1 2 months had or has under consideration any acquisitions. divestitures, dissolutions, tender offers, or mergers?
                                                      Yes (XXX) No (   )
    If yes, attach full details including Prospectus, if any.
    The attached Registration Statement on Form 5-4 and related Prospectus sets forth the full details of IPALCO's s tender offer to acquire shares of PSI Resources, Inc.

 b. Has the Corporation publicly announced any new public offering of common stock, convertible securities or equity warrants pursuant to the Securities Act of 1933 or qualification of such securities under Regulation A within the past or next 12 months?
                                                    Yes :(XXX)  No (   )
    If yes, attach full details including Prospectus, if any.
    Offering is made in connection with proposed acquisition referenced in 6.a.

7. Additional information:

 As Part of this Application, attach the following:

 a. Latest audited annual report.

 b. Latest 10-K, and all 1O-Q and 8-K reports subsequently filed with the SEC (if publicly traded).

 c. Latest interim financial statement available.

 d. Latest Notice of Annual Meeting of Shareholders, including Proxy
    Statement.

 e. Copy of the indemnification provisions of the corporate bylaws of the Corporation, unless attached to a prior Aegis application in current form. Previously provided.

 f. List of directors and officers of Corporation and each subsidiary. See Attachment B


8. How will this insurance be placed with AEGIS? Complete appropriate section.


 __ Through a licensed surplus lines    XXX As an independently procured or
    or excess lines broker in                   direct placement to AEGlS.
    accordance with local surplus               Please indicate below the name
    lines requirements.                         and address of any insurance
    Please indicate below the name and       consultant providing services
    address of such broker.                     to you in connection with this
                                                insurance.
                                                 Charles J. Lehr
                                                 Alexander & Alexander
                                                 251 N. Illinois - Suite l500
                                                 P.0. Box 7019
                                                 Indianapolis, IN 46207

9. Continuity:

  IT IS AGREED THAT THIS RENEWAL APPLICATION IS A SUPPLEMENT TO THE CORPORATION S LATEST LONG FORM APPLICATION DATED APRIL 19, 1989 AND THAT APPLICATION TOGETHER WITH THIS AND ANY OTHER RENEWAL APPLICATION CONSTITUTE THE COMPLETE APPLICATION WHICH SHALL BE THE BASIS OF THE POLICY AND WILL BE ATTACHED TO AND BECOME PART OF THE POLICY.

  THE ACTS, OMISSIONS OR WARRANTIES OF ANY DIRECTOR OR OFFICER SHALL NOT BE IMPUTED TO ANY OTHER DIRECTOR OR OFFICER WITH RESPECT TO THE
  COVERAGES APPLICABLE UNDER THE REQUESTED POLICY SHOULD A POLICY BE
  ISSUED.

                                 (4 of 5)

THE UNDERSIGNED AUTHORIZED REPRESENTATIVE OF THE CORPORATION, BASED ON REASONABLE INQUIRY, WARRANTS, TO THE BEST OF HIS KNOWLEDGE AND BELIEF, THAT THE STATEMENTS SET FORTH HEREIN ARE TRUE.

SIGNING OF THIS APPLICATION DOES NOT BIND THE INSURER TO OFFER, NOR THE UNDERSIGNED TO ACCEPT INSURANCE, BUT IT IS AGREED THAT THIS APPLICATION SHALL BE THE BASIS OF THE INSURANCE SHOULD A POLICY BE ISSUED. AND IT WILL BE ATTACHED TO AND MADE A PART OF THE POLICY. THE INSURER MAY REQUEST ADDITIONAL INFORMATION WHICH, WHEN SUBMITTED, SHALL BE ATTACHED TO AND MADE A PART OF THIS APPLICATION.

BY SIGNING THIS APPLICATION, THE UNDERSIGNED DECLARES THAT HE HAS READ THE MANDATORY ARBITRATION PROVISION IN THE ATTACHED SPECIMEN POLICY AND AGREES TO BE BOUND BY THE MANDATORY ARBITRATION PROVISION SHOULD A POLICY BE ISSUED.

THE UNDERSIGNED FURTHER WARRANTS THAT IF THE INFORMATION SUPPLIED IN THIS APPLICATION CHANGES MATERIALLY BETWEEN THE DATE OF THIS APPLICATION AND THE INCEPTION DATE OF THE POLICY PERIOD, THE APPLICANT WILL IMMEDIATELY NOTIFY THE INSURER AND ANY SUCH CHANGES SHALL BE ATTACHED TO AND MADE A PART OF THIS APPLICATION.











                                   Signed:  /s/ John R. Hodowal
                                          ------------------------------------
                                                JOHN R. HODOWAL

                                Title: Chairman of the Board and President
                                      -------------------------------------
                                           (Must be signed by the Chairman
                                              of the Board or President
                                                 of the Corporation)

                   Date Of Application: May 14, 1993
                                      -------------------------------------


Please return the original application to:

Aegis insurance Services. Inc.
Harborside Financial Center
700 Plaza Two
Jersey City, New Jersey 07311-3994
Attention: Underwriting Department



                                 (5 of 5)








                                                            Attachment A

                 COMPANIES FOR WHICH COVERAGE IS REQUIRED

                                              Business or                                                Year Acquired
     Firm Name                             Type of Operation                  Percentage Owned             or Created
     ---------                             -----------------                  ----------------           -------------


IPALCO Enterprises, Inc.                     Holding Company                        -                       1983
     (Parent)


Indianapolis Power & Light Company           Electric and                100% Common Stock Owned            1926
     (Subsidiary of Enterprises)               Steam Utility               by Enterprises

Mid-America Capital Resources, Inc.          Holding Company for         100% Ownership by Enterprises      1984
     (Subsidiary of Enterprises)               Non-Utility Business

Property and Land Company, Inc.              Management and              100% Ownership by                  1965
     (Subsidiary of IPL)                       Acquisition of              IPL
                                              Real Estate

Mid-America Energy Resources,   Inc.         Operate Non-Utility         100% Ownership by                  1989
     (Subsidiary of                            District Cooling            Mid-America Capital
       Mid-America Capital)                    Business

Cleveland Thermal Energy Corporation         Non-Utility District        100% Ownership by                  1991
     (Subsidiary of                            Cooling and Heating         Mid-America Energy
       Mid-America Energy)

Cleveland District Cooling Corporation       Utility District            100% Ownership by                  1992
     (Subsidiary of                            Cooling Services            Mid-America Energy
       Mid-America Energy)

Indianapolis Campus Energy                   Non-Utility Production      100% Ownership by                  1991
     (Subsidiary of                            and Distribution of         Mid-America Capital
       Mid-America Capital)                    Chilled Water

Store Heat and Produce Energy, Inc.          Energy Storage              70% Ownership by                   1992/93
     (Subsidiary of                            Technology Research         Mid-America Capital
       Mid-America Capital)                    and Development


                                                              Attachment B

                              IPALCO ENTERPRISES, INC.
                               Directors and Officers



                              IPALCO ENTERPRISES, INC.
                                  Holding Company



                              Directors

            Joseph D. Barnette, Jr.      L. Ben Lytle
            Mitchell E. Daniels, Jr.     Michael S. Maurer
            Otto N. Frenzel III          Thomas M. Miller
            John R. Hodowal              Sallie W. Rowland
            Ramon L. Humke               Thomas H. Sams
            Sam H. Jones                 Zane G. Todd
            Andre B. Lacy



                             Officers

       John R. Hodowal               Chairman of the Board and President
       Ramon L. Humke                Vice-Chairman
       John R. Brehm                 Vice President and Treasurer
       Maurice O. Edmonds            Vice President - Corporate Affairs
       N. Stuart Grauel              Vice President - Public Affairs
       Marcus E. Woods               Secretary and General Counsel
       Stephen J. Plunkett           Controller
       Clark L. Snyder               Assistant Secretary
       Steven L. Meyer               Assistant Treasurer

                         IPALCO ENTERPRISES, INC.

                    Directors and Officers (continued)



                    INDIANAPOLIS POWER & LIGHT COMPANY
                  Subsidiary of IPALCO Enterprises. Inc.



                              Directors

            Joseph D. Barnette, Jr.      L. Ben Lytle
            Mitchell E. Daniels, Jr.     Michael S. Maurer
            Otto N. Frenzel III          Thomas M. Miller
            John R. Hodowal              Sallie W. Rowland
            Ramon L. Humke               Thomas H. Sams
            Sam H. Jones                 Zane G. Todd
            Andre B. Lacy




     Officers                                   Title

John R. Hodowal            Chairman of the Board and Chief Executive Officer
Ramon L. Humke             President and Chief Operating Officer
John R. Brehm              Senior V. P. - Finance and Information Services
Michael M. Minter          Senior V. P. - Planning and Engineering
Robert W. Rawlings         Senior V. P. - Electric Production
Gerald D. Waltz            Senior V. P. - Business Development
John C. Berlier, Jr.       V. P. - Resource Planning and Rates
Max Califar                V. P. - Human Resources
Arthur G. Haan             V. P. - Strategic Affairs
Donald W. Knight           V. P. - Fuel Supply
Robert A. McKnight, Jr.    V. P. - Major Project Management
Michael E. Shriner         V. P. - Customer Services and Marketing
Joseph A. Slash            V. P. - General Services
Thomas A. Steiner          V. P. - Transmission and Distribution
John D. Wilson             V. P. - Information Services
Marcus E. Woods            V. P., Secretary and General Counsel
Steven L. Meyer            Treasurer
Stephen J. Plunkett        Controller
Arnold A. Gordus           Assistant V.P. - Environmental Affairs
Clark L. Snyder            Assistant Secretary and Assistant General Counsel

                         IPALCO ENTERPRISES, INC.

                    Directors and Officers (continued)



                      Property and Land Company, Inc.
             Subsidiary of Indianapolis Power & Light Company


     Directors                                    Officers

John R. Hodowal                       John R. Hodowal, President
Ramon L. Humke                        Ramon L. Humke, Vice President
Thomas A. Steiner                     Marcus E. Woods, Secretary
Marcus E. Woods                       John R. Brehm, Treasurer
Gerald D. Waltz                       Clark L. Snyder, Assistant Secretary
                                      John D. Wilson, Assistant Treasurer





                        Mid-America Capital Resources, Inc.
                      Subsidiary of IPALCO Enterprises, Inc.


     Directors                                    Officers

Joseph S. Dawson                  John R. Hodowal, Chairman of the Board,
Otto N. Frenzel III                 Chief Executive Officer, and President
John R. Hodowal                   Joseph A. Gustin, Vice President
Ramon L. Humke                    Clark L. Snyder, Secretary
Andre B. Lacy                     John R. Brehm, Treasurer
Zane G. Todd                      Steven L. Meyer, Assistant Secretary and
                                    Assistant Treasurer

                         IPALCO ENTERPRISES, INC.

                    Directors and Officers (continued)



                    Mid-America Energy Resources, Inc.
             Subsidiary of Mid-America Capital Resources, Inc.


                                 Directors

                           John R. Hodowal, Chairman
                           John R. Brehm
                           Joseph A. Gustin
                           Ramon L. Humke
                           Steven L. Meyer
                           Clark L. Snyder

                               Officers

         Joseph A. Gustin            President
         David C. Kiesel             V. P. - Engineering and Construction
         Daniel L. Short             V. P. - Business Development
         William A. Tracy            V. P. - Operations
         Clark L. Snyder             Secretary
         John R. Brehm               Treasurer
         Steven L. Meyer             Assistant Secretary
                                       and Assistant Treasurer





                   Cleveland Thermal Energy Corporation
                Subsidiary of Mid-America Energy Resources, Inc.


     Directors                                     Officers

John R. Hodowal, Chairman                James B. Cookinham, President
Ramon L. Humke                           William A. Tracy, Vice President
Joseph A. Gustin                         Clark L. Snyder, Secretary
James B. Cookinham                       Daniel L. Short, Treasurer
                                         Faithe Arden, Assistant Secretary
                                         Gerald Hoover, Assistant Treasurer

                         IPALCO ENTERPRISES, INC.

                    Directors and Officers (continued)




                  Cleveland District Cooling Corporation
             Subsidiary of Mid-America Energy Resources, Inc.


     Directors                                  Officers

John R. Hodowal, Chairman             James B. Cookinham, President
James 8. Cookinham                    William A. Tracy, Vice President
Joseph A. Gustin                      Clark L. Snyder, Secretary
Gerald Hoover                         Gerald Hoover, Treasurer





                     Indianapolis Campus Energy (ICE)
             Subsidiary of Mid-America Energy Resources, Inc.


     Directors                                  Officers

John R. Hodowal, Chairman             Joseph A. Gustin, President
Joseph A. Gustin                      David C. Kiesel, Vice President
                                      Clark L. Snyder, Secretary
                                      Nicholas C. Anthony, Treasurer





                Store Heat and Produce Energy, Inc. (SHAPE)
                Subsidiary of Mid-America Energy Resources, Inc.


     Directors                                  Officers

John R. Hodowal, Chairman             William J. Longardner, President
Joseph A. Gustin                      Joseph A. Gustin, Vice President
William J. Longardner                 Clark L. Snyder, Secretary
Clark L. Snyder                       Nicholas C. Anthony, Treasurer